EXHIBIT 99.1

Investor Relations Contact:
Keith Terreri	Joele Frank / Dan Katcher / Jamie Moser
Vice President — Finance & Treasurer	Joele Frank, Wilkinson Brimmer Katcher
214-570-4641	212-355-4449
investor_relations@metropcs.com
MetroPCS Pre-Releases First Quarter 2008 Subscriber Results
DALLAS (April 7, 2008) — MetroPCS Communications, Inc. (NYSE: PCS), the nation’s leading provider of unlimited wireless communications service for a flat-rate with no signed contract, today announced selected subscriber information for the quarter ended March 31, 2008.
In the first quarter of 2008, on a consolidated basis, MetroPCS reported gross additions of approximately 960 thousand subscribers, which represents an increase of 15% over the first quarter of 2007. Churn for the first quarter of 2008, consistent with seasonal patterns, declined 0.8% to 4.0% when compared to the fourth quarter of 2007 and was unchanged when compared to the first quarter of 2007. MetroPCS ended the first quarter with approximately 4.4 million subscribers, which includes net additions during the quarter of approximately 452 thousand subscribers. MetroPCS has added over 750 thousand subscribers during the most recent six month period ended March 31, 2008, representing total subscriber growth of approximately 20% as compared to subscribers as of September 30, 2007.
“With over three quarters of a million net subscriber additions in the last six months, consumers continue to see the extraordinary value proposition that MetroPCS provides to those who want unlimited wireless service at a compelling price. We also continue to benefit from the ongoing landline replacement trend in the U.S.,” said Roger D. Linquist, MetroPCS’ Chairman, President and Chief Executive Officer.
“Growth in Los Angeles continued to accelerate throughout the first quarter driven by ongoing expansion of our service footprint and our distribution network within the Los Angeles metropolitan area. First quarter net subscriber additions were approximately 452 thousand, highlighted by strong results in all our markets, including 13% year-over-year Core Market subscriber growth and 78% year-over-year Expansion Market subscriber growth. At the end of the first quarter, our consolidated subscriber base was over 4.4 million, representing 30% growth when compared to the first quarter of 2007. While the fourth and first calendar quarters have traditionally represented our strongest seasonal quarters, we believe our results are very strong given the overall challenging macro-economic environment in the U.S. We are encouraged by our results and believe that our competitive differentiators, continued expansion of service in Los Angeles, recent launch of Las Vegas, the first commercially launched AWS market in the country, and our planned future service launches in New York, Philadelphia, and Boston, will fuel continued customer growth.”

Subscriber Metrics
Market Segment Results

	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007

Consolidated Market Subscribers
End of Period	4,414,519	3,395,203
Net Additions	451,733	454,217
Core Market Subscribers
End of Period	2,795,916	2,484,811
Net Additions	137,011	183,853
Expansion Market Subscribers
End of Period	1,618,603	910,392
Net Additions	314,722	270,364
The subscriber results of the first quarter may not be reflective of subscriber results for any other quarter or fiscal year 2008 nor any subsequent period.
About MetroPCS Communications, Inc.
Dallas-based MetroPCS Communications, Inc. (NYSE: PCS) is a provider of unlimited wireless communications service for a flat-rate with no signed contract. MetroPCS owns or has access to licenses covering a population of approximately 149 million people in 14 of the top 25 largest metropolitan areas in the United States, including New York, Philadelphia, Boston, Miami, Orlando, Sarasota, Tampa, Atlanta, Dallas, Detroit, Las Vegas, Los Angeles, San Francisco and Sacramento. As of March 31, 2008, MetroPCS had approximately 4.4 million subscribers and offers service in the Miami, Orlando, Sarasota, Tampa, Atlanta, Dallas, Detroit, Los Angeles, San Francisco, Las Vegas, and Sacramento metropolitan areas. MetroPCS is among the first wireless operators to deploy or use an all-digital network based on third-generation infrastructure and handsets. For more information please visit www.metropcs.com.
Safe Harbor Statement
This news release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this news release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including statements that may relate to our plans, objectives, strategies, goals, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “would,” “could,” “may,” “will,” “forecast,” and other similar expressions.
These forward-looking statements or projections are based on reasonable assumptions at the time they are made, including our current expectations, plans and assumptions that have been made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Forward-looking statements or projections are not guarantees of future performance or results. Actual financial results, performance or results of operations may differ materially from those expressed in the forward-looking statements and projections. Factors that may materially affect such forward-looking statements and projections include:
•	the highly competitive nature of our industry;

•	the rapid technological changes in our industry;

•	our ability to maintain adequate customer care and manage our churn rate;

•	our ability to sustain the growth rates we are projecting;

•	our ability to access the funds necessary to build and operate our Auction 66 Markets;

•	the costs associated with being a public company and our ability to comply with the internal financial and disclosure control and reporting obligations of public companies;

•	our ability to manage our rapid growth, train additional personnel and improve our financial and disclosure controls and procedures;

•	our ability to secure the necessary spectrum and network infrastructure equipment;

•	our ability to clear the Auction 66 Market spectrum of incumbent licensees;

•	our ability to adequately enforce or protect our intellectual property rights;

•	governmental regulation of our services and the costs of compliance and our failure to comply with such regulations;

•	our capital structure, including our indebtedness amounts;

•	changes in consumer preferences or demand for our products;

•	our inability to attract and retain key members of management; and

•	other factors described or referenced from time to time in our filings with the Securities and Exchange Commission including our Form 10-K for the year ended December 31, 2007, in Part I, Item 1A, “Risk Factors”.
The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements and projections, which are based on current expectations and speak only as of the date of this release. MetroPCS Communications, Inc. is not obligated to, and does not undertake a duty to, update any forward-looking statement or projection to reflect events after the date of this release, except as required by law. The Company does not plan to update nor reaffirm guidance except through formal public disclosure pursuant to Regulation FD.